UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2011

LAPIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-100979	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

70 Kinderkamack Road, Emerson, New Jersey	07630
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 225-0190

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 16, 2011, Lapis Technologies, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with UTA Capital LLC, a Delaware limited liability company (“UTA”), pursuant to which the Company and UTA agreed to amend the Note and Warrant Purchase Agreement, dated as of July 12, 2011, by and between the Company and UTA (the “Purchase Agreement”).  Pursuant to the Letter Agreement, the Company and UTA agreed to extend the date on which the Purchase Agreement may be terminated by either party if an initial closing under the Purchase Agreement has not yet occurred, from August 15, 2011 to August 31, 2011.  All other terms of the Purchase Agreement remain in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAPIS TECHNOLOGIES, INC.

Dated: August 19, 2011	By:	/s/ David Lucatz
		Name:	David Lucatz
		Title:	President and Chief Executive Officer